EXHIBIT 10.14

                                 AMENDMENT NO. 5
                                     TO THE
          PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN
          ------------------------------------------------------------

     Pursuant to the  provisions  of Section 8.1  thereof,  the Pioneer  Natural

Resources  USA, Inc.  401(k) and Matching Plan (the "Plan") is hereby amended in the following respects only:

     FIRST:  Effective September 28, 2004, Section 1.1(ee) of the Plan is hereby amended  to add  the  following  provision  to the  end of the  first  paragraph thereof:

     Solely for the purpose of determining the Period of Service completed by a Covered Employee who was in the employ of Evergreen Resources, Inc. (or a subsidiary thereof) on September 27, 2004, and who becomes an employee of an Employer on September 28, 2004 and a Participant in this Plan on October 1, 2004, service with Evergreen Resources, Inc. or a subsidiary thereof (or a predecessor of any such entity) prior to September 28, 2004, that is taken into account for purposes of determining such Employee's service for vesting purposes under the Evergreen Resources, Inc. 401(k) Profit Sharing Plan shall be considered to be service with an Employer.

     SECOND: Effective October 1, 2004, Sections 1.1(tt) and (uu) of the Plan are hereby amended by restatement in their entirety to read as follows:

     (tt) "Rollover Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (i) Rollover Contributions made by such Participant to this Plan pursuant to Section 3.9, (ii) any amounts credited to his or her Rollover Contribution Account under the Superseded Plan as in effect on September 30, 1997, and (iii) any amounts credited to his or her Rollover Account under the Mesa Profit-Sharing Plan as in effect on September 30, 1997.

     (uu) "Rollover Contribution" means a contribution made to this Plan pursuant to Section 3.9.

     THIRD: Effective October 1, 2004, Section 3.9 of the Plan is hereby amended by restatement in its entirety to read as follows:

           Section 3.9 Rollover Contributions. With the consent of and subject to such reasonable limitations as may be imposed by the Committee or its delegate, a Covered Employee may make a Rollover Contribution to the Plan as follows:

                    (a) a direct rollover of an eligible rollover distribution from: (i) a qualified plan described in section 401(a) or 403(a) of the Code, including after tax employee contributions, (ii) an annuity contract described in section 403(b) of the Code, excluding after tax


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           employee  contributions,  or  (iii)  an  eligible plan  under section
           457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or

                    (b) a contribution by the Covered Employee of an eligible rollover distribution from: (i) a qualified plan described in section 401(a) or 403(a) of the Code, (ii) an annuity contract described in section 403(b) of the Code, or (iii) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or

                    (c) a contribution by the Covered Employee of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income of the Covered Employee.

     Each Rollover Contribution shall be credited to a separate Rollover Account to be established and maintained for the benefit of the contributing Covered Employee. A Covered Employee who is not a Participant, but for whom a Rollover Account is being maintained, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions shall be made to the Plan by or for such Employee until he or she meets the eligibility and participation requirements of Article II.

     IN WITNESS  WHEREOF,  this  Amendment has been executed on this 28th day of

September 2004.

                                     PIONEER NATURAL RESOURCES USA, INC.



                                     By    /s/ Larry Paulsen
                                        -------------------------------
                                         Larry Paulsen, Vice President






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